UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                                                October 1, 2014

Sunwin Stevia International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53595	56-2416925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Shengwang Avenue, Qufu, Shandong China	273100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 537-4424999

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On October 1, 2014, Archer Daniels Midland Co., ("ADM"), a Delaware corporation completed its $3 billion acquisition of Swiss-German ingredient company Wild Flavors, Inc., ("Wild") becoming a major shareholder of Sunwin Stevia International, Inc., (the "Company"). ADM is a publicly traded company on the NYSE and operating in the food product development industry . 27,666,666 shares of the Company's common stock originally owned by Wild is now owned by ADM. ADM is a 10% owner of the Company as filed on their Form 3 with the SEC.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Sunwin Stevia International, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunwin Stevia International, Inc.

Date: May 4, 2015	By: /s/ Dongdong Lin
Dongdong Lin, Chief Executive Officer